345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com	Exhibit 99.2

Media	Investors
Meredith Weissman	Keri Mattox
(703) 346-3127	(215) 275-2431
meredith.weissman@zimmerbiomet.com	keri.mattox@zimmerbiomet.com

Ezgi Yagci
(617) 549-2443
ezgi.yagci@zimmerbiomet.com

Zimmer Biomet Announces Intent to
Spin Off Spine and Dental Businesses

Spine and Dental Businesses to Combine and Form a New Independent,

Publicly Traded Company (NewCo) to Optimize Resource Allocation and
Drive Toward Market Leadership

Enables Zimmer Biomet to Sharpen Focus on High Growth, High Priority Areas in Knees, Hips, S.E.T. and CMFT

Transaction Expected to be Accretive to
Revenue Growth, Adjusted EBITDA and Operating Margins and
Adjusted EPS Growth

Company Separately Announces Q4 and Full-Year 2020 Financial Results

(WARSAW, IN) February 5, 2021 — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a global leader in musculoskeletal healthcare, today announced its intention to spin off the Company’s Spine and Dental businesses to form a new and independent, publicly traded company (“NewCo”). The planned transaction will enhance the focus of both Zimmer Biomet and NewCo to meet the needs of patients and customers and is expected to achieve faster growth and deliver greater value for all stakeholders.

“As part of the third phase of ZB’s ongoing transformation, we are changing the complexion of our business through active portfolio management in order to accelerate growth and drive value creation,” said Bryan Hanson, President and CEO of Zimmer Biomet. “For Zimmer Biomet, the transaction is an important step toward shifting our portfolio mix to higher-growth markets where we have a clear path to leadership and right to win. We believe NewCo will thrive as an independent company with prioritized capital allocation to pursue strategic growth opportunities and investment strategies in the large and growing Spine and Dental markets.  This planned transaction underscores our commitment to ensuring our long-term priorities remain aligned with shareholders’ best interests as we drive the business forward to meet customer needs and advance our mission to alleviate pain and improve the quality of life for people around the world.”

The planned tax-efficient spin-off of NewCo is expected to create value for all stakeholders by achieving the following key goals:

•	Create a stronger growth profile for each company with enhanced management focus, while better aligning resources and processes more directly with the strategic priorities of each business;
•	Improve capital allocation based on the objectives of each independent company;
•	Reduce complexity and improve operating efficiencies; and
•

Provide each company with a compelling financial profile that more accurately reflects the strengths and opportunities of each business and as a result, offers investors a more targeted investment opportunity.

Zimmer Biomet to Sharpen Focus on High Growth, High Priority Areas in Knees, Hips, S.E.T. and CMFT

Following the spin-off, Zimmer Biomet will remain a leader in attractive segments within the orthopedics market, including Knees, Hips, Sports Medicine, Extremities and Trauma (S.E.T.), and Craniomaxillofacial and Thoracic (CMFT). With a total market of $43.5 billion, the Company has significant opportunities to capture growth and market share. The Zimmer Biomet portfolio includes highly innovative products, such as ROSA® Knee for robotically-assisted surgeries, the Persona® Primary, Partial, Cementless and Revision Knee Systems, Oxford® Partial Knee, mymobility® with Apple Watch®, OrthoIntel Intelligence Platform, the Avenir Complete™ Hip System, the G7® Acetabular Hip System, Comprehensive® Shoulder System, X Series™ Power Equipment and the Signature™ ONE Surgical Planner.

Zimmer Biomet expects the spin-off to result in an improved financial profile.  The Company delivered 2019 and 2020 pro forma revenue totaling $6.96 billion and $6.128 billion, respectively.  The transaction is expected to be accretive to revenue growth by approximately 50 basis points over the course of the Company’s five-year strategic planning period, accelerate adjusted earnings per share growth and expand the Company’s adjusted EBITDA and operating margins by approximately 125 basis points on a pro forma basis, making its adjusted margin profile compelling among med tech companies.

The Company will maintain its capital allocation priorities of maintaining its investment grade rating while continuing to invest in innovation and execute tuck-in acquisitions in attractive, higher growth markets.

NewCo to Leverage Comprehensive Portfolio of Established Brands and Products

NewCo will be well-positioned in the $21 billion combined global Spine and Dental markets that benefit from attractive fundamentals. The Spine portfolio addresses all areas of spinal surgery, with enabling technologies to drive pull-through of core spine sales. The most differentiated products include ROSA® ONE Spine, Mobi-C® Cervical Disc and The Tether™. The Dental business is a global leader in oral reconstruction and is well-positioned in premium segments of the dental market, including surgical, restorative and digital, and regenerative solutions. Key products include the T3® Implant, Tapered Screw-Vent® Implant System, Trabecular Metal™ Dental Implant, BellaTek® Encode Impression System and Puros® Allograft Particulate.

NewCo’s 2019 and 2020 pro forma revenue totaled approximately $1.022 billion and $897 million, respectively, supported primarily by a broad geographic revenue base, with meaningful exposure for enhanced revenue growth and margin expansion coming from both established and emerging markets. NewCo is expected to benefit from free cash flow diversification and a capital structure supportive of innovation and investment. The Spine and Dental platforms will provide flexibility to pursue multiple avenues to accelerate growth and operating margins. The planned transaction will also position NewCo to commercialize key new product launches and existing product offerings with a focused execution strategy for each geography in which it operates. NewCo is expected to drive innovation and extend its competitiveness through product and technology enhancements fueled by optimized resource allocation and targeted deployment, enabling it to meet customer needs more directly.

Leadership

Bryan Hanson will continue to lead Zimmer Biomet as its President and CEO. The search for a NewCo CEO is in its final stages. The NewCo Board of Directors, management and headquarters will be announced as they are finalized.

Transaction Details

The transaction is intended to qualify as a tax-free distribution, for U.S. federal income tax purposes, to U.S. shareholders of new publicly traded stock in NewCo.

Zimmer Biomet is targeting completion of the spin-off in mid-2022, subject to the satisfaction of certain conditions including, among others, final approval of Zimmer Biomet’s Board of Directors, receipt of a favorable opinion and Internal Revenue Service ruling with respect to the tax-free nature of the transaction, and the effectiveness of a Form 10 registration statement that will be filed with the U.S. Securities and Exchange Commission. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed.

Advisors

J.P. Morgan is serving as lead financial advisor to Zimmer Biomet, with Guggenheim Securities serving as financial advisor.  White & Case LLP is acting as legal advisor to Zimmer Biomet.

Conference Call and Webcast

Zimmer Biomet separately reported today fourth quarter and full-year 2020 financial results. The Company has posted an investor presentation to its website and will host a conference call today at 8:30 a.m. ET to discuss the results and today’s announcement.

The presentation and live audio webcast can be accessed via Zimmer Biomet's Investor Relations website at https://investor.zimmerbiomet.com.  It will be archived for replay following the conference call.

Individuals in the U.S. and Canada who wish to dial into the conference call may do so by dialing (888) 312-9837 and entering conference ID 7278985.  For a complete listing of international toll-free and local numbers, please visit https://investor.zimmerbiomet.com.  A digital recording will be available after the completion of the conference call, from February 5, 2021 to April 6, 2021.  To access the recording, U.S. callers should dial (888) 203-1112 and international callers should dial +1 (719) 457-0820, and enter the Access Code ID 7278985.

About the Company

Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer Biomet is a global leader in musculoskeletal healthcare.  We design, manufacture and market orthopedic reconstructive products; sports medicine, biologics, extremities and trauma products; office based technologies; spine, craniomaxillofacial and thoracic products; dental implants; and related surgical products.

We collaborate with healthcare professionals around the globe to advance the pace of innovation.  Our products and solutions help treat patients suffering from disorders of, or injuries to, bones, joints or supporting soft tissues.  Together with healthcare professionals, we help millions of people live better lives.

We have operations in more than 25 countries around the world and sell products in more than 100 countries.  For more information, visit www.zimmerbiomet.com, or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statements about our forecasts, expectations, plans, intentions, strategies or prospects.  All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.  Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.  These risks, uncertainties and changes in circumstances include, but are not limited to, statements regarding the anticipated spin-off of our Spine and Dental businesses, the expected timetable for completing the transaction, the tax-free nature of the transaction, the future financial and operating performance of each company following the transaction, benefits and synergies of the transaction, strategic and competitive advantages of each company, and future growth and other opportunities for each company.  There is no assurance that the proposed transaction will be completed, that our Board of Directors will continue to pursue the proposed transaction (even if there are no impediments to completion), or that the proposed transaction will be the most beneficial alternative considered. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, regulatory and technological factors affecting our operations, markets, products, services, customers and suppliers, the impact of the COVID-19 pandemic, as well as any changes in or abandonment of the proposed transaction and our ability to satisfy the conditions to the proposed transaction, and such forward-looking statements are not guarantees of future performance. A further list and description of these risks and uncertainties and other factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2019, including in the sections captioned "Cautionary Note Regarding Forward-Looking Statements" and "Item 1A. Risk Factors," and our subsequent filings with the Securities and Exchange Commission (SEC).  Copies of these filings are available online at www.sec.gov, www.zimmerbiomet.com or on request from us.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC.  Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers of this press release are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate.  This cautionary note is applicable to all forward-looking statements contained in this press release.